LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Macquarie Bond Fund
LVIP Macquarie Diversified Income Fund
LVIP Macquarie Diversified Floating Rate Fund
LVIP Macquarie Limited Term Diversified Fixed Income Fund

Supplement Dated May 9, 2024

to the Summary and Statutory Prospectuses dated May 1, 2024

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP Macquarie Bond Fund, LVIP Macquarie Diversified Income Fund, LVIP Macquarie Diversified Floating Rate Fund, and LVIP Macquarie Limited Term Diversified Fixed Income Fund (the “Funds”). You may obtain copies of each Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, David Hillmeyer and Daniela Mardarovici are no longer portfolio managers for the Funds. In order to provide additional depth and continuity to the portfolio management team, Janaki Rao and Andrew Vonthethoff, CFA, are added as portfolio managers of the Funds.

The following replaces the information related to Delaware Investments Fund Advisers (“DIFA”) under Portfolio Managers listed in the Summary and Statutory Prospectuses:

DIFA Portfolio Managers	Company Title	Experience with Fund
Janaki Rao	Managing Director, Head of US Multisector	Since May 2024
Andrew Vonthethoff, CFA	Managing Director, Senior Portfolio Manager	Since May 2024

Effective immediately, the following replaces the information under Management and Organization —DIFA Portfolio Managers contained within the Statutory Prospectuses:

Janaki Rao and Andrew Vonthethoff, CFA, are the lead portfolio managers primarily responsible for the overall day-to-day management of the Funds. When making decisions for the Funds, Messrs. Rao and Vonthethoff regularly consult with other investment professionals.

As referenced under Management and Organization —DIFA Portfolio Managers contained within the Funds’ Statutory Prospectuses, the following information has been updated to include:

Janaki Rao, is Managing Director and Head of US Multisector within Macquarie Asset Management (MAM) Credit, a role he assumed in May 2024. He has overall responsibility for MAM Credit’s US multisector capabilities, including the portfolios, the team, and client and business management. Prior to joining Macquarie, he was Director of US Multisector Fixed Income at AllianceBernstein from November 2019 to February 2023, responsible for managing multisector fixed income portfolios, including Treasury inflation-protected securities (TIPS) and agency mortgage-backed securities (MBS) portfolios. Before that, he was AllianceBernstein’s Head of Agency MBS from March 2013 to November 2019, and prior to that spent seven years at Morgan Stanley as Vice President of Agency MBS Research. Janaki received a Bachelor of Arts (Honors) in economics from the University of Delhi, a Master of Business Administration with an emphasis in marketing from Symbiosis Institute of Business Management, and a Master of Business Administration with an emphasis in finance from the Zicklin School of Business at Baruch College.

Andrew Vonthethoff, CFA, is a Senior Portfolio Manager for the Global Fixed Income Team within Macquarie Asset Management (MAM) Credit. He is a lead portfolio manager for global multisector and global bond strategies, a role he assumed in June 2013, and for US multisector portfolios, which he assumed in May 2024. In this role, he is responsible for asset allocation, sector rotation, and security selection across MAM Credit’s global and US multisector portfolios. Andrew joined the firm in 2008 as a Quantitative Analyst on MAM Credit’s Markets and Quantitative Team, where he was involved in building and maintaining financial models. He transferred to the Global Fixed Income Team in 2010, becoming an Assistant Portfolio Manager.He earned a Bachelor of Commerce in actuarial studies and finance from the University of New South Wales. He also holds the Chartered Financial Analyst® designation.

Effective immediately, for the LVIP Macquarie Diversified Floating Rate Fund, Janaki Rao will now be named as a portfolio manager. Messrs. Rao and Scotto will manage the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE